UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2020

CDK Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36486	46-5743146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1950 Hassell Road, Hoffman Estates, IL 60169
(Address of Principal Executive Offices) (Zip Code)

(847) 397-1700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	CDK	NASDAQ Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2020, CDK Global, Inc. (the “Company”) announced that its Board of Directors (the “Board”) has appointed Eric Guerin, 49, as the Company’s Executive Vice President, Chief Financial Officer effective January 18, 2021. Mr. Guerin will replace Joseph A. Tautges, 45, who has been appointed by the Board as the Company’s Executive Vice President, Chief Operating Officer, also effective January 18, 2021.

Mr. Guerin has 20 years of finance experience with publicly traded companies. Mr. Guerin joins the Company from Corning Incorporated, where he served as division vice president and sector Chief Financial Officer, Corning Glass Technologies. Throughout his career, Mr. Guerin has held various leadership roles, including vice president, Finance and Chief Financial Officer, Aftermarket Services and Solutions at Flowserve Corporation; vice president, Finance, Global R&D, Alcon Division at Novartis; and finance director, WWR&D and New Business Development, Ethicon at Johnson & Johnson. Mr. Guerin holds a Bachelor of Science in Accounting with a minor in Economics from the College of Staten Island and a Master of Business Administration from St. John’s University. Mr. Guerin has also earned his CPA and CMA designations (both inactive).

The Company has entered into an offer letter with Mr. Guerin, which provides for:

(i)	an annual base salary of $600,000;

(ii)	a pro-rated cash incentive bonus for the Company’s fiscal year ending June 30, 2021 equal to 80% of his base salary;

(iii)	the following equity awards to be granted on or before February 17, 2021, subject to any trading blackouts, pursuant to the Company’s 2014 Omnibus Award Plan (the “Plan”) and the applicable forms of award agreements for executive officers: (a) restricted stock units (“RSUs”) to be valued at $1,050,000 on the date of the grant that will vest in three equal installments on (x) the first anniversary of the grant date, (y) September 17, 2022, and (z) September 17, 2023; (b) RSUs to be valued at $500,000 on the date of the grant that will vest on the first anniversary of the grant date; and (c) performance stock units to be value at $700,000 on the grant date that will be earned over the three-year performance cycle ending June 30, 2023 and will settle in shares of the Company’s common stock; and

(iv)	a one-time signing bonus of $500,000 payable upon the completion of 30 days of employment with the Company, all of which is to be repaid (net of taxes) in the event that he resigns or is terminated for “cause” (as defined in the Company’s Corporate Officer Severance Plan) within one year of the first date of his employment and 50% of which is to be repaid in the event that he voluntarily resigns or is terminated for “cause” after the one year anniversary of the first date of his employment but prior to the two year anniversary of the first date of his employment.

Mr. Guerin will also participate in the Company’s Amended and Restated Corporate Officer Severance Plan and Third Amended and Restated Change in Control Severance Plan. The plans are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 29, 2020.

The foregoing description of the offer letter with Mr. Guerin does not purport to be complete and is qualified in its entirety by reference to the full text of the offer letter, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

Joseph A. Tautges has served as the Company’s Executive Vice President since August 1, 2017 and began service as the Company’s Executive Vice President, Chief Financial Officer on August 9, 2017. Prior to joining the Company, Mr. Tautges served as Chief Financial Officer of the Enterprise Services segment of Hewlett Packard Enterprise (“HPE”) from May 2014 to April 2017. While at HPE, he led a transformation initiative which enabled significant margin expansion and improved free cash flow resulting in the spin-merger of Enterprise Services with Computer Science Corporation to form DXC Technology Company. Prior to HPE, Mr. Tautges held various levels of increasing responsibility in both operations and financial management with Sears Holdings from 2011 to 2014 and Aon Hewitt from 2002 to 2011. Mr. Tautges is a Certified Public Accountant. There were no changes to Mr. Tautges compensatory arrangements adopted in connection with his appointment as the Company’s Chief Operating Officer.

Item 7.01. Regulation FD Disclosure.

On December 15, 2020, the Company issued a press release announcing Mr. Guerin’s appointment. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 hereto is furnished solely pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including: statements regarding plans; objectives; forecasts; goals; beliefs; business strategies; future events; business conditions; results of operations; financial position and business outlook and trends; and other information, may be forward-looking statements. Words such as "might," "will," "may," "could," "should," "estimates," "expects," "continues," "contemplates," "anticipates," "projects," "plans," "potential," "predicts," "intends," "believes," "forecasts," "future," "assumes," and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on management's expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed, or implied by, these forward-looking statements.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: the company’s ability to achieve the intended benefits of the disposition of its international business and the expected costs of the disposition; the Company’s expectations regarding the potential impacts on the Company’s business of the outbreak of the COVID-19 pandemic; the Company’s success in obtaining, retaining and selling additional services to customers; the pricing of the Company’s products and services; overall market and economic conditions, including interest rate and foreign currency trends, and technology trends; adverse global economic conditions and credit markets and volatility in the countries in which we do business; auto sales and related industry changes; competitive conditions; changes in regulation; changes in technology, security breaches, interruptions, failures and other errors involving the Company’s systems; availability of skilled technical employees/labor/personnel; the impact of new acquisitions and divestitures; employment and wage levels; availability of capital for the payment of debt service obligations or dividends or the repurchase of shares; any changes to the Company’s credit ratings and the impact of such changes on financing costs, rates, terms, debt service obligations, access to capital market and working capital needs; the impact of the Company’s indebtedness, access to cash and financing, and ability to secure financing, or financing at attractive rates; the onset of or developments in litigation involving contract, intellectual property, competition, shareholder, and other matters, and governmental investigations; and the ability of the Company’s significant stockholders and their affiliates to significantly influence the Company’s decisions or cause it to incur significant costs.

There may be other factors that may cause the Company’s actual results, performance or achievements to differ materially from those expressed in, or implied by, the forward-looking statements. The Company gives no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on its results of operations and financial condition. You should carefully read the factors described in the Company’s reports filed with the Securities and Exchange Commission ("SEC"), including those discussed under "Part I, Item 1A. Risk Factors" in its most recent Annual Report on Form 10-K and its most recent Quarterly Report on Form 10-Q for a description of certain risks that could, among other things, cause the Company’s actual results to differ from any forward-looking statements contained herein. These filings can be found on the Company’s website at investors.cdkglobal.com and the SEC's website at www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description of Exhibit

10.1	Offer Letter, dated December 2, 2020, by and between CDK Global, Inc. and Eric Guerin

99.1	Press Release issued by CDK Global, Inc. on December 15, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2020	CDK Global, Inc.

	By:	/s/ JOSEPH A. TAUTGES Joseph A. Tautges Executive Vice President, Chief Financial Officer